UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31
Date of reporting period: March 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2010

Annual Report

Western Asset
California
Municipal
Money
Market
Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II | Western Asset California Municipal Money Market Fund

Fund objective

The Fund seeks to provide income exempt from both regular federal income tax and California personal income tax* from a portfolio of high-quality short-term municipal obligations selected for liquidity and stability of principal.

*

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset California Municipal Money Market Fund for the twelve-month reporting period ended March 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

• Fund prices and performance,

• Market insights and commentaries from our portfolio managers, and

• A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 30, 2010

Western Asset California Municipal Money Market Fund | III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the reporting period. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the advance estimate for GDP growth was a solid 3.2%. The ongoing economic expansion was largely the result of increased consumer spending, as it grew 3.6% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded eight consecutive months and March 2010’s PMI reading of 59.6 was the highest since July 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes and the end of a government tax credit for first-time buyers could lead to a choppy recovery. At the end of March 2010, there was an 8.0 month supply of unsold homes, a slight improvement from the 8.5 month supply the prior month. Based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that U.S. home prices in February 2010 rose from a year earlier for the first time in more than three years. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 6.8% in March as people rushed to take advantage of the government’s $8,000 tax credit for first-time home buyers that is set to expire at the end of April.

While there was some positive news in the labor market in March, continued high unemployment could negatively impact the pace of the economic recovery. The U.S. Department of Labor reported that employers added 162,000 jobs in March, the largest monthly gain in three years. However, upon closer inspection, the data showed that nearly 30% of these new hires were temporary government jobs for the 2010 Census. In addition, the unemployment rate remained at 9.7% in March, where it has stood since January 2010.

Financial market overview

The twelve-month period ended March 31, 2010 was largely characterized by a return to more normal conditions and robust investor risk appetite. This was in sharp contrast to the last three months of 2008 and early 2009, when upheaval in the financial markets, periods of extreme volatility and illiquidity triggered heightened risk aversion and extreme “flights to quality.”

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010 (subsequent to the close of the reporting period), the economy was “far from being out of the woods.” Given this, it was no surprise that the Fed kept the federal funds ratev in a historically low range of 0 to 1/4 percent during the reporting period. At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

IV | Western Asset California Municipal Money Market Fund

Investment commentary (cont’d)

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010.

Fixed-income market review

In a turnaround from the fourth quarter of 2008 and early 2009, when investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, investor risk aversion abated during the reporting period. Toward the beginning of the period, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence, and risk aversion was replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields remained relatively low, given numerous flights to quality that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.81% and 2.71%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling through the end of February, and then moving upward in March. At the end of the reporting period, two- and ten-year Treasury yields were 1.02% and 3.84%, respectively.

Over the twelve months ended March 31, 2010, longer-term Treasury yields increased more than their shorter-term counterparts. This was largely the result of the Fed repeatedly saying it would keep short-term rates low “for an extended period,” whereas improving economic data triggered fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector (non-Treasury) prices moved higher. With the Fed keeping the federal funds rate at a historical low, the yields available from tax-free money market securities remained extremely low during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 30, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide income exempt from regular federal income tax and California personal income tax from a portfolio of high-quality short-term municipal obligations selected for liquidity and stability of principal.

Under normal circumstances, the Fund invests at least 80% of its assets in short-term high-quality “California municipal securities.” These include debt obligations issued by the state of California and its political subdivisions, agencies, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, as well as participation or other interests in these securities and other structured securities. The interest paid on California municipal securities is excluded from regular federal income tax and California personal income tax, although it may be subject to the federal alternative minimum tax (“AMT”). The securities in which the Fund invests, at the time of purchase, are rated in one of the two highest short-term rating categories, or in the case of unrated securities, determined by us to be of equivalent quality.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended March 31, 2010, the fixed-income market largely recovered from the financial crisis in 2008 and returned to more normal conditions. This was the result of a variety of factors, including the aggressive actions taken by the Federal Reserve Board (“Fed”)i, improving economic conditions and increased investor risk appetite.

The yields on two- and ten-year Treasuries began the reporting period at 0.81% and 2.71%, respectively. Treasury yields initially moved higher (and their prices lower) as economic data improved and investor confidence rose. After peaking in early June at 1.42% and 3.98%, respectively, two- and ten-year yields generally declined through the end of February 2010 and then moved higher in March. At the end of the period, two- and ten-year Treasury yields were 1.02% and 3.84%, respectively. Longer-term yields moved higher than their shorter-term counterparts given concerns for future inflation.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, triggering a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was robust demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The spread sectors then continued to rally during most of the remainder of the period. In sharp contrast to calendar year 2008, when Treasuries were the performance leaders, the spread sectors handily outperformed Treasuries during the fiscal year.

Municipal bonds posted solid returns during the reporting period. When the period began, there was continued uncertainty in the municipal market given fears that the recession would negatively impact municipalities, as they would generate less tax revenues. Although the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds also increased, as investors were drawn to their attractive yields.

Given continued historically low short-term interest rates, the yields available from tax-exempt money market securities remained very low during the fiscal year.

California’s financial position continued to be very stressed, with its projected budget gap of $20 billion over the course of the next fiscal year. The governor’s proposed 2010-2011 budget was submitted in January 2010, and his revisions will be available mid-May. According to the nonpartisan California Legislative Analyst’s calculations, the governor’s budget relies on a

2 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Fund overview (cont’d)

disproportionate amount of federal funds and permission from the federal government to change programs. Together, these solutions represent a $7.8 billion closing of the gap. An additional $4.3 billion is expected from shifting funds used for other purposes to the state’s general fund. Other savings are expected from reductions in education funding, payroll, retirement contributions and the state’s Medicaid program. Though the budget projects a reserve of $1 billion remaining at fiscal year end, it is doubtful that the federal government will be forthcoming with the amount of relief contemplated by the budget, casting doubt on California’s ability to produce this reserve. Another challenge to the state is its unemployment rate, which was 12.6% in March 2010, versus a national average of 9.7%. On the upside, January and February 2010 S&P/Case-Shiller Home Price Indexii results reflected fairly strong gains in Los Angeles, San Diego and San Francisco, suggesting that the state’s housing crisis may have ended.

Q. How did we respond to these changing market conditions?

A. The municipal money market yield curveiii remained extremely flat during the reporting period, meaning there were typically only small differences between the yields available from shorter-term municipal money market securities and their longer-term counterparts. Given this, we maintained our large allocation to Variable Rate Demand Notes (“VRDNs”)iv during the fiscal year. However, at times we were able to capture incremental yields by opportunistically investing in high-quality tax-exempt commercial paper with three- to four-month maturities. We also selectively participated in a number of smaller issuances of municipal notes with nine- to twelve-month maturities that allowed the Fund to generate somewhat higher yields.

We also began to pare the Fund’s exposure to VRDNs that were offered by second tier banks, which have less significant capitalizations than first tier banks. This was done for preservation of capital purposes, as well as in anticipation of the Securities and Exchange Commission’s new Rule 2a-7 rules that take effect in May 2010. Specifically, these new rules further tighten portfolio quality and maturity standards and add a number of new liquidity requirements for money market funds.

Performance review

As of March 31, 2010, the seven-day current yield for Class A shares of Western Asset California Municipal Money Market Fund was 0.01% and the seven-day effective yield, which reflects compounding, was 0.01%.1

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset California Municipal Money Market Fund Yields as of March 31, 2010 (unaudited)

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Class A	0.01%	0.01%

Class I	0.01%	0.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield for Class A shares would have been -0.26%, and the seven-day current yield and the seven-day effective yield for Class I shares would have been -0.17%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 3

Q. What were the most significant factors affecting Fund performance?

A. The Fund held municipal notes, tax-exempt commercial paper and VRDNs. We maintained our strategy of generally investing in high-quality, top tier securities. This was done given our emphasis on maintaining liquidity and diversification, as safeguarding our shareholders’ investments remained paramount.

Given the low interest rate environment and flat municipal money market yield curve, there were limited opportunities to generate significant incremental yields for the Fund during the reporting period. In addition, starting to reduce the portfolio’s exposure to second tier VRDNs served to modestly temper the Fund’s yield.

Thank you for your investment in Western Asset California Municipal Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 27, 2010

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

4 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2010 and March 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2009 and held for the six months ended March 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period[3]

Class A	0.01%	$1,000.00	$1,000.10	0.29%	$1.45

Class I	0.01	1,000.00	1,000.10	0.29	1.45

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period[3]

Class A	5.00%	$1,000.00	$1,023.49	0.29%	$1.46

Class I	5.00	1,000.00	1,023.49	0.29	1.46

[1]	For the six months ended March 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

6 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Schedule of investments

March 31, 2010

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Short-term Investments — 99.9%

Education — 15.0%

ABAG Finance Authority for Nonprofit Corp., CA:

Francis Parker School Project, LOC-Bank of New York	0.290%	4/1/10	$13,185,000	$13,185,000	(a)

Santa Cruz Montessori School, LOC-Comerica Bank	0.320%	4/1/10	3,780,000	3,780,000	(a)

ABAG Finance Authority for Nonprofit Corp., CA, Revenue:

California Alumni Association Project, LOC-Bank of America N.A.	0.400%	4/1/10	3,065,000	3,065,000	(a)

Point Loma Nazarene University, LOC-Wells Fargo Bank N.A.	0.230%	4/1/10	3,550,000	3,550,000	(a)

Alameda-Contra Costa, CA, Schools Financing Authority, COP, Capital Improvement Financing Projects, LOC-KBC Bank N.V.	0.290%	4/1/10	1,335,000	1,335,000	(a)

California EFA Revenue, Chapman University, LOC-Bank of America N.A.	0.280%	4/1/10	5,480,000	5,480,000	(a)

California EFA, TECP:

Stanford University	0.350%	4/14/10	43,000,000	43,000,000

Stanford University	0.190%	4/21/10	40,500,000	40,500,000

Stanford University	0.300%	11/19/10	13,200,000	13,200,000

California Infrastructure & Economic Development Bank Revenue, California Academy of Sciences, LOC-Bank of Nova Scotia	0.270%	4/1/10	3,200,000	3,200,000	(a)

California MFA Revenue:

Trinity School, LOC-Comerica Bank	0.320%	4/1/10	1,500,000	1,500,000	(a)

Westmont College, LOC-U.S. Bank N.A.	0.280%	4/1/10	19,000,000	19,000,000	(a)

California Municipal Finance Authority Revenue, The Turning Point School, LOC-U.S. Bank N.A.	0.280%	4/1/10	4,570,000	4,570,000	(a)

California State University, TECP, LOC-State Street Bank & Trust Co.,
JPMorgan Chase	0.270%	5/13/10	35,503,000	35,503,000

California Statewide CDA, Webb Schools, LOC-Bank of New York	0.290%	4/1/10	8,780,000	8,780,000	(a)

California Statewide CDA Revenue:

Concordia University Project, LOC-U.S. Bank	0.270%	4/1/10	20,250,000	20,250,000	(a)

Los Angeles County Museum of Art, LOC-Wells Fargo Bank N.A.	0.270%	4/1/10	13,400,000	13,400,000	(a)

The Pegasus School, LOC-Bank of America N.A.	0.350%	4/1/10	1,795,000	1,795,000	(a)

Coachella Valley, CA, USD, COP, 2006 School Financing Project, AGM, SPA-Dexia Credit Local	0.350%	4/1/10	14,195,000	14,195,000	(a)

Grant, CA, Joint Union High School District, COP:

Bridge Funding Program, AGM, SPA-Dexia Credit Local	0.400%	4/1/10	2,275,000	2,275,000	(a)

School Facility Bridge Funding Program, AGM, SPA-Dexia Credit Local	0.400%	4/1/10	18,675,000	18,675,000	(a)

Perris, CA, School District, COP, School Facility Bridge Project, AGM, SPA-Dexia Credit Local	0.400%	4/1/10	3,600,000	3,600,000	(a)

Perris, CA, Union High School District, COP, School Financing Project, AGM, SPA-Dexia Credit Local	0.500%	4/1/10	8,120,000	8,120,000	(a)

Puerto Rico Industrial, Tourist Educational, Medical & Environmental Pollution Control Facilities Financing Authority, Ana G. Mendez University Systems Project, LOC-Banco Santander PR	0.250%	4/7/10	2,600,000	2,600,000	(a)

San Diego County, CA, COP, Friends of Chabad, LOC-Comerica Bank	0.320%	4/1/10	2,420,000	2,420,000	(a)

Total Education				286,978,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 7

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Finance — 1.4%

California Communities Note Program, Note Participations, TRAN	2.000%	11/4/10	$16,450,000	$16,568,367

Oakland, CA, Joint Powers Financing Authority Revenue, Fruitvale Transit Village, LOC-Citibank N.A.	0.280%	4/7/10	9,775,000	9,775,000	(a)

San Mateo County, CA, Joint Powers Financing Authority
Lease Revenue, Capital Projects	3.000%	7/15/10	900,000	906,271

Total Finance				27,249,638

General Obligation — 10.0%

California State, GO:

Kindergarten-University, LOC-Citibank N.A.	0.250%	4/1/10	4,100,000	4,100,000	(a)

Kindergarten-University, LOC-Citibank N.A.	0.270%	4/1/10	27,000,000	27,000,000	(a)

LOC-Bank of Montreal	0.280%	4/1/10	18,700,000	18,700,000	(a)

LOC-JPMorgan Chase	0.280%	4/1/10	500,000	500,000	(a)

LOC-Landesbank Hessen-Thuringen	0.340%	4/1/10	4,200,000	4,200,000	(a)

LOC-Scotiabank	0.280%	4/1/10	23,500,000	23,500,000	(a)

Subordinated, LOC-KBC Bank	0.330%	4/1/10	11,600,000	11,600,000	(a)

Commonwealth of Puerto Rico, GO:

AGM, SPA-Dexia Bank	0.330%	4/1/10	1,500,000	1,500,000	(a)

AGM, SPA-Dexia Credit Local	0.250%	4/1/10	1,200,000	1,200,000	(a)

Public Improvements, AGM, LOC-Wells Fargo Bank N.A.	0.240%	4/1/10	3,900,000	3,900,000	(a)

Public Improvements, AGM, SPA-Dexia Bank	0.330%	4/1/10	1,800,000	1,800,000	(a)

Public Improvements, AGM, SPA-Dexia Credit Local	0.330%	4/1/10	1,700,000	1,700,000	(a)

Public Improvements, AGM, SPA-JPMorgan Chase	0.250%	4/1/10	27,610,000	27,610,000	(a)

Public Improvements, SPA-Dexia Credit Local	0.240%	4/1/10	5,700,000	5,700,000	(a)

Corona-Norco, CA, USD, GO, TRAN	1.500%	9/1/10	19,000,000	19,063,139

Irvine Ranch, CA, Water District, GO, Consolidated Improvement District, LOC-Bank of America N.A.	0.270%	4/1/10	9,100,000	9,100,000	(a)

Petaluma, CA, City Elementary School District, GO, TRAN	1.250%	11/23/10	5,000,000	5,017,635

Puerto Rico Commonwealth, GO, LOC-Wachovia Bank N.A.	0.230%	4/1/10	600,000	600,000	(a)

San Mateo, CA, Union High School District, GO, BAN	2.000%	2/28/11	9,400,000	9,521,046

Southern Kern, CA, USD, GO, BAN	5.000%	11/15/10	2,245,000	2,296,937

Val Verde, CA, USD, GO	2.000%	8/1/10	200,000	200,872

Yolo County, Washington, CA, USD, GO, TRAN	1.250%	6/30/10	2,500,000	2,501,538

Yuba County, CA, GO, TRAN	1.500%	10/29/10	9,160,000	9,199,397

Total General Obligation				190,510,564

Health Care — 10.3%

ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare, LOC-Citibank N.A.	0.270%	4/7/10	7,000,000	7,000,000	(a)

California Health Facilities Finance Authority, Adventist Health System, LOC-Wachovia Bank	0.240%	4/1/10	10,200,000	10,200,000	(a)

California Health Facilities Finance Authority Revenue:

Hospital Adventist Health Systems B, LOC-Wachovia Bank N.A.	0.240%	4/1/10	14,200,000	14,200,000	(a)

Stanford Hospital	0.290%	4/7/10	17,300,000	17,300,000	(a)

California Health Facilities Financing Authority Revenue:

Adventist Health System West, LOC-U.S. Bank N.A.	0.270%	4/1/10	6,225,000	6,225,000	(a)

Adventist Health System, LOC-Bank of America N.A.	0.270%	4/1/10	200,000	200,000	(a)

Catholic Healthcare West, LOC-Citibank N.A.	0.270%	4/7/10	15,400,000	15,400,000	(a)

Stanford Hospital & Clinics	0.550%	6/16/10	14,000,000	14,000,000	(b)

See Notes to Financial Statements.

8 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Schedule of investments (cont’d)

March 31, 2010

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
California Health Facilities Financing Authority, TECP, Kaiser Permanente	0.330%	9/14/10	$27,300,000	$27,300,000
California Health Facilities Financing Authority, TECP, Kaiser Permanente	0.350%	9/21/10	37,600,000	37,600,000
California Statewide CDA Revenue:
Cottage Health System	0.270%	4/1/10	3,000,000	3,000,000	(a)
John Muir Health, LOC-UBS AG	0.270%	4/1/10	1,100,000	1,100,000	(a)
Kaiser Foundation Hospitals	3.000%	4/1/10	20,000,000	20,000,000	(b)
California Statewide CDA, TECP, Kaiser Permanente	0.250%	5/19/10	3,200,000	3,200,000
California Statewide CDA, TECP, Kaiser Permanente	0.330%	9/14/10	6,600,000	6,600,000
Pleasanton, CA, COP, Assisted Living Facility Financing, LOC-Citibank N.A.	0.280%	4/1/10	13,100,000	13,100,000	(a)
Total Health Care				196,425,000
Housing: Multi-Family — 10.3%
ABAG Finance Authority for Nonprofit Corp., CA, MFH Revenue:
Amber Court Apartments, LIQ-FNMA	0.280%	4/1/10	1,750,000	1,750,000	(a)
Arbors Apartments, LIQ-FNMA	0.290%	4/7/10	3,725,000	3,725,000	(a)
Anaheim, CA, MFH Revenue, Cobblestone Apartments, FNMA-Collateralized	0.320%	4/1/10	1,580,000	1,580,000	(a)(c)
California Statewide CDA, MFH Revenue:
Arbor Ridge Apartments, FHLMC, LIQ-FHLMC	0.310%	4/1/10	9,505,000	9,505,000	(a)(c)
Avian Glen Apartments Project, LOC-Citibank N.A.	0.320%	4/1/10	3,475,000	3,475,000	(a)(c)
Breezewood Apartments, FNMA, LIQ-FNMA	0.320%	4/1/10	3,415,000	3,415,000	(a)(c)
Campus Pointe Apartments, FNMA, LIQ-FNMA	0.310%	4/1/10	7,550,000	7,550,000	(a)(c)
David Avenue Apartments, FHLMC, LIQ-FHLMC	0.280%	4/7/10	8,200,000	8,200,000	(a)(c)
Harmony Court Apartments, FNMA, LIQ-FNMA	0.320%	4/1/10	6,700,000	6,700,000	(a)(c)
Parkside Terrace, FHLMC, LIQ-FHLMC	0.310%	4/1/10	7,009,000	7,009,000	(a)(c)
Phoenix Terrace Apartments, FNMA, LIQ-FNMA	0.300%	4/1/10	3,550,000	3,550,000	(a)(c)(d)
Stoneridge Elk Grove, LOC-Citibank N.A.	0.320%	4/1/10	6,440,000	6,440,000	(a)(c)
California Statewide CDA, Multi-Family Revenue, Varenna Care Center LP, LOC-FHLB	0.280%	4/1/10	5,685,000	5,685,000	(a)
Contra Costa County, CA, Multi-Family Mortgage Revenue, Bay Apartment Communities Inc., LIQ-FNMA	0.270%	4/7/10	1,950,000	1,950,000	(a)
Corona, CA, MFH Revenue, Housing Country Hills Project, FHLMC-Collateralized	0.270%	4/1/10	6,955,000	6,955,000	(a)
Daly City, CA, HFA, Multifamily Revenue, Serramonte Del Rey	0.270%	4/1/10	6,900,000	6,900,000	(a)
Los Angeles County, CA, Housing Authority, MFH Revenue, Sand Canyon, LIQ- FHLMC	0.270%	4/1/10	1,300,000	1,300,000	(a)
Los Angeles, CA, Community RDA, MFH Revenue, Grand Promenade Project, FHLMC	0.270%	4/1/10	20,700,000	20,700,000	(a)
Los Angeles, CA, MFH Revenue, Louisiana Brea Apartments Project, LOC-Citibank N.A.	0.300%	4/1/10	3,000,000	3,000,000	(a)(c)
Oceanside, CA, MFH Revenue, Shadow Way Apartments LP, LOC-FHLMC	0.290%	4/1/10	3,000,000	3,000,000	(a)
Orange County, CA, Apartment Development Revenue, Villas Aliento, FNMA, LIQ-FNMA	0.270%	4/1/10	1,400,000	1,400,000	(a)
Orange County, CA, Housing Authority, Apartment Development Revenue, Oasis Martinique I, FNMA, LIQ-FNMA	0.280%	4/1/10	14,340,000	14,340,000	(a)
Sacramento County, CA, Housing Authority, MFH Revenue:
Logan Park Apartments, FHLMC, LIQ-FHLMC	0.310%	4/1/10	17,800,000	17,800,000	(a)(c)

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 9

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Housing: Multi-Family — continued
Seasons at Winter, LIQ-FHLMC	0.310%	4/1/10	$15,000,000	$15,000,000	(a)(c)
The Lofts at Natomas Apartments LLC, LIQ-FNMA	0.300%	4/1/10	1,580,000	1,580,000	(a)(c)
San Diego, CA, Housing Authority, MFH Revenue, Studio 15 Housing Partners LLC, LOC-Citibank N.A.	0.320%	4/1/10	7,735,000	7,735,000	(a)(c)
San Francisco, CA, City & County RDA, Multi-Family Revenue:
Namiki Apartments, LOC-Citibank N.A.	0.310%	4/7/10	2,300,000	2,300,000	(a)(c)
Notre Dame Housing Partners LP, LOC-Citibank N.A.	0.310%	4/7/10	7,300,000	7,300,000	(a)(c)
Ocean Beach Apartments, LOC-Citibank N.A.	0.310%	4/7/10	75,000	75,000	(a)(c)
San Jose, CA, MFH Revenue:
Sunset Square Apartments Project, LOC-Citibank N.A.	0.320%	4/1/10	4,100,000	4,100,000	(a)(c)
Villa Monterey Apartments, FNMA, LIQ-FNMA	0.320%	4/1/10	6,760,000	6,760,000	(a)(c)
Upland, CA, Housing Authority, MFH Revenue, Upland Village Green, LIQ-FHLMC	0.350%	4/1/10	5,145,000	5,145,000	(a)
Vacaville, CA, MFH Revenue, Sycamores Apartments, FNMA, LOC-FNMA	0.290%	4/1/10	1,075,000	1,075,000	(a)
Total Housing: Multi-Family				196,999,000
Industrial Revenue — 2.0%
Alameda County, CA, IDA Revenue:
JMS Family Partnership, LOC-Wells Fargo Bank N.A.	0.300%	4/7/10	2,330,000	2,330,000	(a)(c)
Plyproperties Project, LOC-Wells Fargo Bank, N.A.	0.400%	4/1/10	4,560,000	4,560,000	(a)(c)
California Infrastructure & Economic Development Bank Revenue:
California Academy of Sciences, LOC-Northern Trust Co.	0.270%	4/1/10	3,420,000	3,420,000	(a)
California Academy of Sciences, LOC-U.S. Bank N.A.	0.270%	4/1/10	9,900,000	9,900,000	(a)
Los Angeles County Museum, LOC-Bank of New York	0.270%	4/1/10	10,195,000	10,195,000	(a)
California MFA, IDR, Edelbrock Permanent Mold, LOC-Bank of America N.A.	0.350%	4/1/10	5,175,000	5,175,000	(a)(c)
California Statewide CDA, A&B Die Casting Corp., LOC-Bank of America N.A.	0.450%	4/1/10	1,200,000	1,200,000	(a)(c)
California Statewide CDA Revenue, Nonprofits Insurance Alliance, LOC-Comerica Bank	0.320%	4/1/10	1,165,000	1,165,000	(a)
New York City, NY, IDA, 1 Bryant Park LLC, LOC-Bank of America N.A., Citibank N.A., GIC-Bayerische Landesbank	0.290%	4/1/10	100,000	100,000	(a)
Total Industrial Revenue				38,045,000
Life Care Systems — 0.6%
ABAG Finance Authority for Nonprofit Corp., CA, Eskaton Village-Roseville, LOC-KBC Bank N.V.	0.290%	4/1/10	6,130,000	6,130,000	(a)
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Pathways Home Health Hospice, LOC-U.S. Bank	0.290%	4/1/10	5,725,000	5,725,000	(a)
Total Life Care Systems				11,855,000
Miscellaneous — 4.7%
Irvine, CA Improvement Bond Act of 1915, Assessment District 87-8, LOC-KBC Bank NV	0.270%	4/1/10	2,974,000	2,974,000	(a)
Laguna Hills, CA, COP	3.000%	2/1/11	740,000	756,040
Oakland, CA, Joint Powers Financing Authority Revenue, Fruitvale Health Project Inc., LOC-Citibank N.A.	0.280%	4/7/10	300,000	300,000	(a)
Orange County, CA, Improvement Bond Act 1915, Assessment District 01-1, LOC-KBC Bank NV	0.280%	4/1/10	1,700,000	1,700,000	(a)
Orange County, CA, TECP:
LOC-Dexia Credit Local	0.220%	4/6/10	62,530,000	62,530,000

See Notes to Financial Statements.

10 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Schedule of investments (cont’d)

March 31, 2010

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Miscellaneous — continued
LOC-Dexia Credit Local	0.240%	5/19/10	$2,800,000	$2,800,000
Riverside County, CA, Teeter Obligation	2.000%	10/15/10	19,835,000	19,970,091
Total Miscellaneous				91,030,131
Pollution Control — 2.1%
California PCFA, PCR, Resource Recovery Revenue, Atlantic Richfield Co. Project	0.330%	4/1/10	10,000,000	10,000,000	(a)(c)
California PCFA, Solid Waste Disposal Revenue:
Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.	0.300%	4/7/10	7,835,000	7,835,000	(a)(c)
Garaventa Enterprises, LOC-Bank of America N.A.	0.320%	4/7/10	9,305,000	9,305,000	(a)(c)
Pleasanton Garbage Service Inc. Project, LOC-Wells Fargo Bank N.A.	0.290%	4/7/10	2,400,000	2,400,000	(a)
Waste Connections Inc. Project, LOC-Bank of America N.A	0.320%	4/1/10	11,000,000	11,000,000	(a)(c)
Total Pollution Control				40,540,000
Power — 0.1%
M-S-R Public Power Agency, San Juan Project Revenue, LOC-Dexia Credit Local	0.290%	4/1/10	1,800,000	1,800,000	(a)
Public Facilities — 4.5%
California Infrastructure & Economic Development Bank Revenue, Contemporary Jewish Museum, LOC-Bank of America N.A.	0.280%	4/1/10	1,700,000	1,700,000	(a)
Fremont, CA, COP:
Capital Improvement Financing Project, LOC-Scotiabank	0.290%	4/1/10	1,240,000	1,240,000	(a)
Family Residential Center Financing Project, LOC-KBC Bank N.V.	0.290%	4/1/10	3,265,000	3,265,000	(a)
Glendale, CA, COP, Police Building Project, SPA-Morgan Guaranty Trust	0.290%	4/1/10	3,800,000	3,800,000	(a)
Hesperia, CA, Public Financing Authority Revenue, 1993 Street Improvement Project, LOC-Bank of America N.A.	0.330%	4/7/10	2,000,000	2,000,000	(a)
Irvine, CA, Improvement Bond Act 1915:
Assessment District 04-20, LOC-KBC Bank NV	0.270%	4/1/10	9,700,000	9,700,000	(a)
Assessment District 93-14, LOC-Bank of America N.A.	0.260%	4/1/10	12,200,000	12,200,000	(a)
Assessment District No. 07-22, LOC-KBC Bank N.V.	0.270%	4/1/10	12,850,000	12,850,000	(a)
Assessment District No. 94, LOC-State Street Bank & Trust Co.	0.270%	4/1/10	12,000,000	12,000,000	(a)
Assessment District No. 97-16, LOC-State Street Bank & Trust Co.	0.270%	4/1/10	2,220,000	2,220,000	(a)
Revenue, Limited Obligation Assessment District 04-20, LOC-KBC Bank NV	0.270%	4/1/10	13,614,000	13,614,000	(a)
Revenue, Limited Obligation Reassessment District 85-7, AGM, SPA-Dexia Credit Local	0.310%	4/1/10	2,600,000	2,600,000	(a)
Orange County, CA, Improvement Bond, Assessment District No. 88-1, LOC-KBC Bank N.V.	0.270%	4/1/10	7,300,000	7,300,000	(a)
Ventura County, CA, Public Financing Authority, Lease Revenue, TECP, LOC-Bank of Nova Scotia	0.300%	5/6/10	1,900,000	1,900,000
Total Public Facilities				86,389,000
Solid Waste/Resource Recovery — 1.4%
California MFA, Solid Waste Revenue, Allied Waste North America Inc., LOC-Bank of America N.A.	0.320%	4/1/10	7,000,000	7,000,000	(a)(c)
California PCFA:
Athens Disposal Inc. Project, LOC-Wells Fargo Bank N.A.	0.320%	4/7/10	2,535,000	2,535,000	(a)(c)
Athens Services Project, LOC-Wells Fargo Bank N.A.	0.320%	4/7/10	6,345,000	6,345,000	(a)(c)
BLT Enterprises, LOC-Wells Fargo Bank N.A.	0.320%	4/7/10	1,015,000	1,015,000	(a)(c)
Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.	0.300%	4/7/10	2,370,000	2,370,000	(a)(c)

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 11

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Solid Waste/Resource Recovery — continued

California PCFA, Solid Waste Disposal Revenue, Burrtec Waste Group Inc., LOC-U.S. Bank N.A.	0.300%	4/7/10	$8,440,000	$8,440,000	(a)(c)

Total Solid Waste/Resource Recovery				27,705,000

Tax Allocation — 0.6%

Commonwealth of Puerto Rico, GO, AGM, SPA-Dexia Credit Local	0.250%	4/1/10	400,000	400,000	(a)

Morgan Hill, CA, RDA Tax Allocation, Ojo De Agua Redevelopment Project, LOC-Scotiabank	0.270%	4/1/10	10,810,000	10,810,000	(a)

Total Tax Allocation				11,210,000

Transportation — 12.0%

City of Long Beach, CA, TECP:

Airport Revenue, LOC-JPMorgan Chase	0.230%	5/4/10	3,132,000	3,132,000

LOC-JPMorgan Chase	0.230%	5/4/10	1,885,000	1,885,000

Los Angeles County, CA, MTA, Sales Tax Revenue, SPA-JPMorgan Chase	0.270%	4/1/10	9,400,000	9,400,000	(a)

Los Angeles County, CA, MTA, TECP, LOC-BNP Paribas, Dexia Credit Local	0.250%	4/1/10	6,625,000	6,625,000

Orange County, CA, Local Transportation Authority, TECP:

LOC-Dexia Credit Local, Bank of America N.A.,
BNP Paribas, JPMorgan Chase	0.220%	4/6/10	42,425,000	42,425,000

LOC-Dexia Credit Local, Bank of America N.A., BNP Paribas,
JPMorgan Chase	0.240%	5/19/10	1,900,000	1,900,000

LOC-Dexia Credit Local, Bank of America N.A., BNP Paribas,
JPMorgan Chase	0.250%	8/10/10	24,400,000	24,400,000

Riverside County, CA, Transportation Commission, TECP,
LOC-Bank of America N.A.	0.230%	5/6/10	4,979,000	4,979,000

Sacramento, CA, Transportation Authority, Sales Tax Revenue, LIQ-Barclays Bank PLC	0.250%	4/1/10	17,200,000	17,200,000	(a)

San Diego County, CA, Regional Airport, TECP,
LOC-Lloyds TSB Bank PLC	0.330%	5/6/10	24,776,000	24,776,000

San Diego County, CA, Regional Transportations,
Sales Tax Revenue, TECP, LOC-Dexia Credit Local	0.250%	4/6/10	9,400,000	9,400,000

San Francisco, CA, Airport Commission, TECP, LOC-State Street
Bank & Trust Co.	0.250%	4/7/10	8,480,000	8,480,000

San Francisco, CA, City & County Airports Commission, International Airport Revenue	0.750%	9/15/10	27,500,000	27,500,000	(b)

San Francisco, CA, City & County Airports Commission, International Airport Revenue, AGM, SPA-Dexia Credit Local	0.320%	4/7/10	24,645,000	24,645,000	(a)

San Jose, CA, International Airport, TECP, LOC-JPMorgan Chase,
Dexia Credit Local, Bank of America N.A.	0.260%	4/6/10	20,489,000	20,489,000

Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue, SPA-Banco Bilbao Vizcaya	0.270%	4/1/10	1,500,000	1,500,000	(a)

Total Transportation				228,736,000

Utilities — 10.2%

California Alternative Energy Source Financing Authority, Cogeneration Revenue, Refunding, GE Capital Corp., Arroyo	0.320%	4/7/10	3,300,000	3,300,000	(a)(c)

California Infrastructure & Economic Development Bank Revenue:

Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.	0.240%	4/1/10	6,900,000	6,900,000	(a)

Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.	0.280%	4/1/10	1,700,000	1,700,000	(a)

California PCFA, PCR:

Pacific Gas & Electric, LOC-Bank One	0.270%	4/1/10	1,000,000	1,000,000	(a)

Pacific Gas & Electric, LOC-Bank One N.A.	0.270%	4/1/10	500,000	500,000	(a)

See Notes to Financial Statements.

12 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Schedule of investments (cont’d)

March 31, 2010

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Utilities — continued

Pacific Gas & Electric, LOC-JPMorgan Chase	0.300%	4/1/10	$12,800,000	$12,800,000	(a)

Pacific Gas & Electric, LOC-JPMorgan Chase	0.330%	4/1/10	600,000	600,000	(a)(c)

California State Department of Water Resources, LOC-Lloyds TSB Bank PLC	0.330%	4/1/10	4,700,000	4,700,000	(a)

California State Department of Water Resources, Power Supply
Revenue:

AGM, SPA-Dexia Credit Local	0.310%	4/1/10	1,365,000	1,365,000	(a)

LOC-Bank of New York	0.270%	4/1/10	14,410,000	14,410,000	(a)

LOC-BNP Paribas	0.290%	4/1/10	1,100,000	1,100,000	(a)

LOC-Landesbank Hessen-Thuringen	0.270%	4/1/10	29,150,000	29,150,000	(a)

Los Angeles, CA, Department of Water & Power:

SPA-Banco Bilboa Vizcaya	0.300%	4/1/10	17,800,000	17,800,000	(a)

Subordinated, SPA-Bank of America	0.320%	4/1/10	9,000,000	9,000,000	(a)

Subordinated, SPA-Bank of America	0.290%	4/1/10	22,600,000	22,600,000	(a)

San Francisco, CA, City & County Public Utilities Commission, TECP:

LOC-BNP Paribas	0.200%	4/5/10	13,600,000	13,600,000

LOC-BNP Paribas	0.200%	5/4/10	17,400,000	17,400,000

Southern California Public Power Authority Transmission Project Revenue, AMBAC, LOC-Lloyds TSB Bank PLC	0.290%	4/7/10	1,000,000	1,000,000	(a)

Southern California Public Power Authority, Project Revenue, LOC-KBC Bank N.V.	0.270%	4/7/10	10,040,000	10,040,000	(a)

Walnut, CA, Energy Center Authority Revenue	1.500%	6/8/10	21,000,000	21,032,997	(b)

Walnut, CA, Energy Center Authority, TECP, LOC-State Street
Bank & Trust Co.	0.330%	4/7/10	5,000,000	5,000,000

Total Utilities				194,997,997

Water & Sewer — 14.7%

Bakersfield, CA, Wastewater Revenue, AGM, SPA-Dexia Credit Local	0.350%	4/1/10	12,500,000	12,500,000	(a)

City of Santa Rosa, CA, Wastewater Revenue, LOC-Landesbank Baden-Wurttemberg	0.390%	4/1/10	17,380,000	17,380,000	(a)

East Bay, CA, MUD Water Systems Revenue	0.290%	12/1/10	9,400,000	9,400,000	(b)

East Bay, CA, MUD Water Systems Revenue	0.290%	3/1/11	4,200,000	4,200,000	(b)

East Bay, CA, MUD Water Systems Revenue, TECP	0.300%	4/7/10	10,000,000	10,000,000

East Bay, CA, MUD Water Systems Revenue, TECP	0.270%	5/12/10	3,200,000	3,200,000

East Bay, CA, MUD Water Systems Revenue, TECP	0.270%	5/13/10	4,500,000	4,500,000

Hillsborough, CA, COP:

Water & Sewer Systems Project, SPA-JPMorgan Chase	0.330%	4/1/10	6,400,000	6,400,000	(a)

Water & Sewer Systems Projects, SPA-JPMorgan Chase	0.330%	4/1/10	5,900,000	5,900,000	(a)

Los Angeles, CA, Department of Water & Power, TECP:

Power System Revenue, LOC-Banco Bilbao Vizcaya Argentina SA	0.240%	5/11/10	11,800,000	11,800,000

Power System Revenue, LOC-Banco Bilbao Vizcaya Argentina SA	0.240%	5/20/10	37,700,000	37,700,000

Metropolitan Water District of Southern California	0.290%	1/13/11	35,000,000	35,000,000	(b)

Metropolitan Water District of Southern California:

SPA-Landesbank Hessen	0.270%	4/1/10	2,900,000	2,900,000	(a)

SPA-Lloyds TSB Bank PLC	0.280%	4/1/10	19,000,000	19,000,000	(a)

SPA-Lloyds TSB Bank PLC	0.330%	4/1/10	4,900,000	4,900,000	(a)

Modesto, CA, Water Revenue, COP, SPA-Bank of America N.A.	0.320%	4/1/10	14,200,000	14,200,000	(a)

Otay, CA, COP, Capital Projects, LOC-Landesbank Hessen	0.280%	4/7/10	700,000	700,000	(a)

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 13

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Water & Sewer — continued

Sacramento County, CA, Sanitation District Financing Authority Revenue, LIQ-Bank of America N.A.	0.280%	4/1/10	$17,600,000	$17,600,000	(a)

San Diego County, CA, Water Authority, TECP, LOC-Dexia	0.240%	5/19/10	9,400,000	9,400,000

San Diego, CA, Water Authority, TECP:

LOC-BNP Paribas	0.170%	4/6/10	3,550,000	3,550,000

LOC-BNP Paribas	0.230%	5/4/10	30,100,000	30,100,000

LOC-BNP Paribas	0.270%	8/10/10	9,650,000	9,650,000

Turlock, CA, COP, Capital Improvement & Refunding Project, LOC-Societe Generale	0.270%	4/1/10	10,425,000	10,425,000	(a)

Total Water & Sewer				280,405,000

Total Investments — 99.9% (Cost — $1,910,875,330#)				1,910,875,330

Other Assets in Excess of Liabilities — 0.1%				990,281

Total Net Assets — 100.0%				$1,911,865,611

(a)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Maturity date shown represents the mandatory tender date.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governor
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Community Development Authority
COP	— Certificate of Participation
EFA	— Educational Facilities Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GIC	— Guaranteed Investment Contract
GO	— General Obligation
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility — Insured Bonds
LOC	— Letter of Credit — Insured Bonds
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
MUD	— Municipal Utilities District
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TECP	— Tax Exempt Commercial Paper
TRAN	— Tax and Revenue Anticipation Notes
USD	— Unified School District

See Notes to Financial Statements.

14 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Schedule of investments (cont’d)
March 31, 2010

Western Asset California Municipal Money Market Fund

Ratings Table† (unaudited)

S&P/Moody’s/Fitch‡

A-1	80.7%

VMIG1	10.9

SP-1	4.5

F-1	2.7

MIG1	1.0

NR	0.1

AA/Aa	0.1

A	0.0

100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary, then Fitch.
See pages 15 and 16 for definitions of ratings.

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 15

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus
(–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

16 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Bond ratings (unaudited) (cont’d)

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.

MIG 1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the
VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 17

Statement of assets and liabilities
March 31, 2010

Assets:

Investments, at value	$1,910,875,330

Cash	65,618

Interest receivable	1,500,064

Prepaid expenses	39,306

Other assets	19,442

Total Assets	1,912,499,760

Liabilities:

Investment management fee payable	231,276

Distribution fees payable	160,255

Trustees’ fees payable	60,893

Distributions payable	20,342

Accrued expenses	161,383

Total Liabilities	634,149

Total Net Assets	$1,911,865,611

Net Assets:

Par value (Note 6)	$19,119

Paid-in capital in excess of par value	1,911,846,497

Overdistributed net investment income	(5)

Total Net Assets	$1,911,865,611

Shares Outstanding:

Class A	1,827,501,785

Class I	84,360,675

Net Asset Value:

Class A	$1.00

Class I	$1.00

See Notes to Financial Statements.

18 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Statement of operations
For the Year Ended March 31, 2010

Investment Income:

Interest	$9,387,573

Expenses:

Investment management fee (Note 2)	9,506,660

Distribution fees (Notes 2 and 4)	2,112,071

Treasury Guarantee Program fees (Note 11)	828,963

Legal fees	192,928

Transfer agent fees (Note 4)	117,766

Shareholder reports (Note 4)	93,520

Registration fees	63,911

Insurance	56,579

Trustees’ fees	46,192

Audit and tax	36,403

Custody fees	11,251

Miscellaneous expenses	22,680

Total Expenses	13,088,924
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(4,018,425)

Net Expenses	9,070,499

Net Investment Income	317,074

Increase in Net Assets From Operations	$317,074

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 19

Statements of changes in net assets

For the Years Ended March 31,	2010	2009

Operations:

Net investment income	$317,074	$42,121,726

Net realized gain	—	162,296

Increase in Net Assets From Operations	317,074	42,284,022

Distributions to Shareholders From (Notes 1 and 5):

Net investment income	(451,133)	(41,987,672)

Net realized gains	(28,242)	(134,054)

Decrease in Net Assets From Distributions to Shareholders	(479,375)	(42,121,726)

Fund Share Transactions (Note 6):

Net proceeds from sale of shares	7,094,063,042	14,198,209,841

Reinvestment of distributions	432,607	39,293,549

Cost of shares repurchased	(7,952,264,845)	(15,416,002,858)

Decrease in Net Assets From Fund Share Transactions	(857,769,196)	(1,178,499,468)

Decrease in Net Assets	(857,931,497)	(1,178,337,172)

Net Assets:

Beginning of year	2,769,797,108	3,948,134,280

End of year*	$1,911,865,611	$2,769,797,108

*Includes (overdistributed) and undistributed net investment income, respectively, of:	$(5)	$134,054

See Notes to Financial Statements.

20 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000 [1]	0.011	0.028	0.030	0.021

Net realized gain	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]

Total income from operations	0.000 [1]	0.011	0.028	0.030	0.021

Less distributions from:
Net investment income	(0.000)[1]	(0.011)	(0.028)	(0.030)	(0.021)

Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Total distributions	(0.000)[1]	(0.011)	(0.028)	(0.030)	(0.021)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.02%	1.12%	2.83%	2.98%	2.15%

Net assets, end of year (millions)	$1,828	$2,697	$3,897	$2,724	$2,736

Ratios to average net assets:
Gross expenses	0.60%[3]	0.56%[3]	0.54%	0.55%[4]	0.57%

Net expenses[5]	0.42 [3,6,7]	0.56 [3,8]	0.54 [8]	0.54 [4,6]	0.57 [6]

Net investment income	0.01	1.17	2.73	2.93	2.14

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.38%, respectively, for the year ended March 31, 2010 and would both have been 0.54% for the year ended March 31, 2009.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.54%.

[5]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.80% until May 30, 2010. Effective May 31, 2010, the expense limitation will be 0.60% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 21

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class I Shares	2010		2009	2008	2007	2006

Net asset value, beginning of year	$1.000		$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000	[1]	0.012	0.029	0.030	0.022

Net realized gain	—		0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]

Total income from operations	0.000	[1]	0.012	0.029	0.030	0.022

Less distributions from:
Net investment income	0.000	[1]	(0.012)	(0.029)	(0.030)	(0.022)

Net realized gains[1]	(0.000)		(0.000)	(0.000)	(0.000)	(0.000)

Total distributions	(0.000)[1]		(0.012)	(0.029)	(0.030)	(0.022)

Net asset value, end of year	$1.000		$1.000	$1.000	$1.000	$1.000

Total return[2]	0.04%		1.23%	2.94%	3.08%	2.27%

Net assets, end of year (millions)	$84		$73	$51	$39	$23

Ratios to average net assets:
Gross expenses	0.49%[3]		0.45%[3]	0.44%	0.45%[4]	0.45%

Net expenses[5]	0.37	[3,6,7]	0.45 [3,8]	0.44 [8]	0.44 [4,6]	0.45 [6]

Net investment income	0.04		1.22	2.80	3.04	2.22

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.47% and 0.35%, respectively, for the year ended March 31, 2010 and would both have been 0.43% for the year ended March 31, 2009.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.44%.

[5]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70% until May 30, 2010. Effective May 31, 2010, the expense limitation will be 0.50% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

22 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset California Municipal Money Market Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-term investments†	—	$1,910,875,330	—	$1,910,875,330

† See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting California.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial

Western Asset California Municipal Money Market Fund 2010 Annual Report | 23

institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

24 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Notes to financial statements (cont’d)

Average Daily Net Assets	Annual Rate

First $1 billion	0.450%

Next $1 billion	0.425

Next $3 billion	0.400

Next $5 billion	0.375

Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund’s Class A and Class I shares will not exceed 0.80% and 0.70%, respectively, until May 30, 2010. Effective May 31, 2010, the expense limitations will be 0.60% and 0.50% for the Fund’s Class A and Class I shares, respectively, until December 31, 2011. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield of 0.01%. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

During the year ended March 31, 2010, LMPFA waived a portion of its fee and/or reimbursed expenses in the amount of $4,018,425.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2010, the Fund had accrued $21,397 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended March 31, 2010 the Fund did not invest in swaps, options, or futures and does not have any intention to do so in the future.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 25

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a distribution fee with respect to its Class A shares calculated at the annual rate of 0.10% of the average daily net assets of the class. Distribution fees are accrued and paid monthly.

For the year ended March 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*

Class A	$2,112,071	$110,386	$28,287

Class I	—	7,380	2

Total	$2,112,071	$117,766	$28,289

*	For the period April 1, 2009 through September 17, 2009. Subsequent to September 17, 2009, these expenses were accrued as common fund expenses.

For the year ended March 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements

Class A	$3,926,719

Class I	91,706

Total	$4,018,425

5. Distributions to shareholders by class

	Year Ended March 31, 2010	Year Ended March 31, 2009

Net Investment Income:

Class A	$420,908	$41,099,644

Class I	30,225	888,028

Total	$451,133	$41,987,672

Net Realized Gains:

Class A	$ 27,395	$ 131,009

Class I	847	3,045

Total	$ 28,242	$ 134,054

6. Shares of beneficial interest

At March 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended March 31, 2010	Year Ended March 31, 2009

Class A

Shares sold	6,809,117,882	13,915,829,588

Shares issued on reinvestment	432,143	39,263,683

Shares repurchased	(7,678,737,109)	(15,155,312,602)

Net decrease	(869,187,084)	(1,200,219,331)

Class I

Shares sold	284,945,160	282,380,253

Shares issued on reinvestment	464	29,866

Shares repurchased	(273,527,736)	(260,690,256)

Net increase	11,417,888	21,719,863

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class I

Daily
04/30/2010	$0.000009	$0.000009

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2010	2009

Distributions Paid From:

Tax-Exempt Income	$451,133	$41,980,093

Ordinary income	28,242	141,633

Total distributions paid	$479,375	$42,121,726

As of March 31, 2010, there were no significant differences between the book and tax components of net assets.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included

Western Asset California Municipal Money Market Fund 2010 Annual Report | 27

the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of profits to Citigroup, plus interest. These amounts will be disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. All other amounts not previously distributed were retained by the U.S. Treasury. The disbursements are expected to be received by the Custodian for the Affected Funds on or about May 25, 2010 and these amounts were reflected in the net asset value of the Affected Funds’ shares as of May 13, 2010.

* * *

In January 2010, the SEC adopted changes to money market fund regulations. The Fund intends to comply with each of these changes by the implementation date. None of these changes in regulations affect the financial statements.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc.

(“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among

28 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Notes to financial statements (cont’d)

other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

Western Asset California Municipal Money Market Fund 2010 Annual Report | 29

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (known as Western Asset New York Tax Free Money Market Fund effective May 31, 2010, prior to May 31, 2010, the Fund is known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

11. Treasury guarantee

The Fund elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guaranteed the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 were eligible to participate in the guarantee. Those shareholders were able to purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee could not have exceeded the number of shares held by the shareholder at the close of business on

30 | Western Asset California Municipal Money Market Fund 2010 Annual Report

Notes to financial statements (cont’d)

September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increased after September 19, 2008, the amount of the increase would not have been covered by the guarantee.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department had further extended the Guarantee Program through September 18, 2009. The Fund elected to participate in these extensions.

In order to participate in the Guarantee Program during the initial term, the Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008. The fee for participation in each extension was 0.015%. These fees were not covered by any expense cap in effect during the period.

The Guarantee Program expired as of the close of business on September 18, 2009.

Western Asset California Municipal Money Market Fund 2010 Annual Report  | 31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset California Municipal Money Market Fund, a series of Legg Mason Partners Money Market Trust, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset California Municipal Money Market Fund as of March 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 17, 2010

32 | Western Asset California Municipal Money Market Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Money Market Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset California Municipal Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and

Western Asset California Municipal Money Market Fund  | 33

other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as California tax-exempt money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was slightly below the median. The Board noted the explanations from the Manager and the Subadviser concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board

34 | Western Asset California Municipal Money Market Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as California tax-exempt money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was at the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2011.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its contractual management fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Western Asset California Municipal Money Market Fund  | 35

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

36 |  Western Asset California Municipal Money Market Fund

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset California Municipal Money Market Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years

Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Western Asset California Municipal Money Market Fund  | 37

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (2002 to 2009); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

38 |  Western Asset California Municipal Money Market Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years

Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Western Asset California Municipal Money Market Fund  | 39

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years

Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include; University of Washington, University of Pennsylvania and Purdue University

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951

Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. (“Legg Mason”) or its affiliates; President and CEO, Smith Barney Fund Management LLC (“SBFM”) and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of funds in fund complex overseen by Trustee	133

Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Market Funds (11 funds) (2002 to 2006)

Additional Officers:

Ted P. Becker

Legg Mason
620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co., LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

40 |  Western Asset California Municipal Money Market Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Additional Officers cont’d

John Chiota

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1968

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006 and 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. or its predecessors (since 2004); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2003)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Frances M. Guggino

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1957

Position(s) with Trust	Treasurer and Chief Financial Officer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Treasurer and Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2005); formerly, Director at CAM (1992 to 2005); formerly, Treasurer and/or Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (1992 to 2005)

Western Asset California Municipal Money Market Fund  | 41

Additional Officers cont’d

Matthew Plastina

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1970

Position(s) with Trust	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Controller of certain mutual funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Vice President of Legg Mason & Co. or its predecessors (1999 to 2008); formerly, Assistant Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2002 to 2007)

David Castano

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1971

Position(s) with Trust	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Controller of certain mutual funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); formerly, Supervisor at UBS Global Asset Management (2003 to 2004)

Jeanne M. Kelly

Legg Mason
620 Eighth Avenue, New York, NY 10041

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member or an officer took office for a fund in the Legg Mason fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

42 | Western Asset California Municipal Money Market Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2010:

Distributions Paid:	April 1, 2009 - October 30, 2009	November 30, 2009	December 1, 2009 - March 31, 2010

Tax-Exempt Interest	100.00%	36.05%	100.00%

Ordinary Income	—	63.95%*	—

*

All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for non resident aliens and foreign corporations.

Please retain this information for your records.

Western Asset
California Municipal Money Market Fund

Trustees
 Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
 Legg Mason Partners Fund Advisor, LLC

Subadviser
 Western Asset Management Company

Distributor
 Legg Mason Investor Services, LLC

Custodian
 State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
New York, New York 10154

Western Asset California Municipal Money Market Fund
 The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland business trust.

Western Asset California Municipal Money Market Fund
Legg Mason Funds
55 Water Street
New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset California Municipal Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.
www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors
©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC
WAS04037 5/10 SR10-1079

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2009 and March 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,400 in 2009 and $139,400 in 2010.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Money Market Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,500 in 2009 and $12,100 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners

Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.		AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.		SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: June 1, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: June 1, 2010

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date: June 1, 2010